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                            SECURITY TRUST DEED



                                  between

                        CHAPARRAL RESOURCES, INC.,
                  CENTRAL ASIAN PETROLEUM (GUERNSEY) LTD,
                       CENTRAL ASIAN PETROLEUM, INC.
                                    AND
                      CLOSED TYPE JSC KARAKUDUKMUNAY
                              as the Obligors


                      SHELL CAPITAL SERVICES LIMITED
                             as Facility Agent


                                    and


                THE LAW DEBENTURE TRUST CORPORATION P.L.C.
                            as Security Trustee





                           Dated 7 February 2000

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                               WHITE & CASE
                               7-11 MOORGATE
                              LONDON EC2R 6HH





     This SECURITY TRUST DEED (this "Deed") is dated 7 February 2000 and is made between:

     (1) CHAPARRAL RESOURCES, INC. a company organised and existing under the laws of Delaware (the "Borrower");

     (2) CENTRAL ASIAN PETROLEUM (GUERNSEY) LIMITED, a company organised and existing under the laws of Guernsey, CLOSED TYPE JSC KARAKUDUKMUNAY, a company organised and existing under the laws of the Republic of Kazakhstan, and CENTRAL ASIAN PETROLEUM, INC., a company organised and existing under the laws of the state of Delaware (each a "Co-Obligor" and, together with the Borrower, the "Obligors");

     (2) SHELL CAPITAL SERVICES LIMITED, a company organised and existing under the laws of England, in its capacity as Facility Agent for the Finance Parties (the "Facility Agent"); and

     (3) THE LAW DEBENTURE TRUST CORPORATION P.L.C., a company organised and existing under the laws of England, as security trustee for the Finance Parties (the "Security Trustee").

     R E C I T A L S:

     A. Pursuant to a loan agreement dated 1 November, 1999 (the "Loan Agreement") between the Borrower, the Co-Obligors, Shell Capital Limited, Shell Capital Services Limited and the Lenders (as defined therein), the Lenders have agreed to make available to the Borrower a secured loan facility of up to US$ 24,000,000 on the terms and subject to the conditions contained therein.

     B. It is a condition precedent to any drawing under the Loan Agreement that each of the Obligors enters into this Deed and the other Finance Documents.

     C. At the request of the Facility Agent, the Security Trustee has agreed to act as trustee under this Deed and to hold the benefit of the security constituted by or pursuant to the Security Documents and the covenants and obligations of the Obligors under the Security Documents on trust for the Finance Parties.

     NOW THIS DEED WITNESSETH as follows:

     1.   INTERPRETATION

     1.1  Definitions

     In this Deed (including the recitals) words and expressions defined in the Loan Agreement shall bear the same respective meanings when used herein unless otherwise defined herein or the context otherwise requires. The following words have, except where the context otherwise requires, the meanings respectively shown opposite them:

     "Collateral" means any right or interest in or to property of any kind wherever situated over which a Security Interest is created pursuant to any Security Document and any Rights of the Security Trustee under any Security Document.

     "Distribution Proceeds" means all moneys and other property held or received by the Security Trustee under any of the Security Documents and all proceeds of all or any part of the Trust Property realised:

     (a) upon the exercise of remedies by the Security Trustee pursuant to any of the Security Documents; or

     (b) upon any distribution, winding up, liquidation or reorganisation of the Obligors or any of them (whether in bankruptcy, insolvency, receivership or similar proceedings or upon any assignment for the benefit of creditors or otherwise); or

     (c)  in any other manner.

     "Enforcement Action" means the exercise by the Security Trustee of its Rights under any Security Document following the delivery of an Enforcement Notice with a view to protecting, enforcing or realising the Security Interests and other Rights under any Security Document.

     "Enforcement Notice" means a notice given by the Facility Agent to the Security Trustee in accordance with the Finance Documents directing the Security Trustee to commence Enforcement Action.

     "Indemnified  Liabilities" has the meaning specified in Clause 14.2.

     "Legal Proceedings" means the taking of any action (other than pursuant to an Enforcement Notice) which consists of:

     (a) filing or joining in the filing of a petition or commencing other proceedings or seeking reorganisation, bankruptcy, receivership, trusteeship, liquidation or insolvency of an Obligor or of all or a substantial part of any such Obligor's assets or any proceeding under any relevant law similar to the foregoing or having a similar effect which arises out of the transactions contemplated by the Finance Documents; or

     (b) commencing or pursuing any action against any Obligor for a breach of any of the Finance Documents or for any remedy, including an injunction or declaratory relief in respect of breach or potential breach of any such Finance Documents.

     "Receiver" means a receiver and manager or other receiver appointed in respect of the Trust Property under all or any of the Security Documents or the Law of Property Act 1925.

     "Rights" means rights, benefits, authorities, discretions, remedies, liberties and powers (in each case, of any nature whatsoever).

     "Secured Liabilities" means all moneys and liabilities (whether actual or contingent) which are now or may at any time hereafter be due, owing or payable to any of the Finance Parties from or by the Obligors under or in connection with (i) the Loan Agreement, (ii) this Deed or (iii) any other Finance Document, together with all legal and other costs, charges and expenses which any of the Finance Parties may incur in enforcing or obtaining, attempting to enforce or obtain, payment of any such moneys and liabilities.

     "Security Documents" means :

     (a)  each of the following documents:

     (i) the KKM Pledge Agreement dated the date of this Deed and entered into between CAP(G) and the Security Trustee;

     (ii) the CAP(D)-CAP(G) Charge over Shares dated the date of this Deed and entered into between CAP(D) and the Security Trustee;

     (iii) the CRI-CAP(G) Charge over Shares dated the date of this Deed and entered into between the Borrower and the Security Trustee;

     (iv) the CRI-CAP(D) Pledge Agreement dated the date of this Deed and entered into between the Borrower and the Security Trustee;

     (v) the Assignment of Insurance Proceeds dated the date of this Deed and entered into between the Borrower and the Security Trustee;

     (vi) the CRI Assignment dated the date of this Deed and entered into between the Borrower and the Security Trustee;

     (vii) the CAP(G) Assignment dated the date of this Deed and entered into between CAP(G) and the Security Trustee;

     (viii) the KKM Assignment dated the date of this Deed and entered into between KKM and the Security Trustee;

     (ix) the KKM Assignment of Insurance dated the date of this Deed and entered into between KKM and the Security Trustee;

     (x) the KKM Accounts Assignment dated the date of this Deed and entered into between KKm and the Security Trustee;

     (xi) the CRI Accounts Assignment dated the date of this Deed and entered into between the Borrower and the Security Trustee;

     (xii) the CAP(G) Accounts Assignment dated the date of this Deed and entered into between CAP(G) and the Security Trustee;

     (xiii) the Assignment of Reinsurance dated the date of this Deed and entered into between KKM, the Security Trustee and the insurers and reinsurers named therein; and

     (b) any other document which the Borrower, the Security Trustee and the Facility Agent agree to designate as a Security Document.

     "Trust Property" means all Rights, covenants, undertakings, charges, assignments, title and Security Interests of the Security Trustee now or in future arising under or in respect of all or any of the Security Documents (other than Rights held only for its own account) and all Distribution Proceeds.

     1.2  Construction

     (a) headings are for convenience only and do not affect the interpretation of this Agreement;

     (b)  words importing the singular include the plural and vice versa;

     (c) a reference to a natural person includes any company, partnership, trust, joint venture, association, corpora-tion or other body corporate and any governmental authori-ty or agency;

     (d) a reference to a Clause, party, or Schedule is a reference to that Clause of, or that party, or Schedule to, this Agreement;

     (e) a reference to a document includes an amendment or supplement to, or replacement or novation of, that document but disregarding any amendment, supplement, replacement or novation made in breach of this Agreement; and

     (f) a reference to a party to any document includes that party's successors and permitted assigns.

     2.   DECLARATION OF TRUST

     2.1 The Security Trustee undertakes to hold the Trust Property on trust for itself, the Lenders and the other Finance Parties on the terms and subject to the conditions of this Deed.

     2.2 The trusts constituted by this Deed and the Security Documents shall (subject to Clause 2.3) remain in full force and effect until the Facility Agent certifies to the Security Trustee that the Final Termination Date has occurred.

     2.3 The perpetuity period applicable hereto under the rule against perpetuities, if applicable to this Deed, shall be the period of 80 years from the date of this Deed and every power, authority or discretion to which the said rule applies which is conferred upon the Security Trustee or any other person by this Deed shall only be exercisable during that period.

     2.4  On the Final Termination Date:

     (a) the trusts created in this Deed shall be wound up and each party to this Deed shall be released from its respective obligations under this Deed (save for those which shall have arisen prior to such winding-up including, without limitation, any indemnity obligations owed to the Security Trustee in this Deed); and

     (b) the Security Trustee will, at the cost and expense of the Obligors, release the security constituted by the Security Documents and reassign to the Obligors or such other person as the Obligors may direct or such other person as may be entitled thereto all of the Trust Property.

     2.5 Notwithstanding anything to the contrary in any Finance Document, the Security Trustee shall be entitled to assume that the interests of each of the Finance Parties hereunder are represented by the Facility Agent.
The Security Trustee shall not be obliged or required to act in accordance with the directions or request of any Finance Party given pursuant to the Finance Documents or any related document otherwise than through the Facility Agent.

     3.   APPOINTMENT, RIGHTS AND DUTIES OF THE SECURITY TRUSTEE

     3.1 The Facility Agent on behalf of itself and each of the other Finance Parties hereby designates and appoints The Law Debenture Trust Corporation p.l.c. to act as security trustee for and on behalf of the Finance Parties as specified in this Deed and in the Security Documents and The Law Debenture Trust Corporation p.l.c. accepts such designation and appointment.

     3.2 Subject to the terms and conditions of this Deed, The Law Debenture Trust Corporation p.l.c. shall have all the Rights vested or to be vested in the Security Trustee by the Security Documents (before as well as after any Enforcement Action) and (to the extent not inconsistent with this Deed and the Security Documents) all powers and discretions conferred on trustees by the Trustee Act 1925 and in addition:

     (a) the Security Trustee may, in relation to any of the provisions of this Deed, the Security Documents and any other related documents, engage and pay for the advice or services of and act (and shall not be responsible for any loss occasioned by so acting) on the opinion or advice of or any information obtained from any lawyer, accountant, banker, broker, surveyor, valuer, engineer, insurance consultant or other professional adviser or expert selected by the Security Trustee in good faith and with reasonable care whose advice, services, opinion or information the Security Trustee may deem necessary, expedient or desirable;

     (b) the Security Trustee shall not be liable for acting on any instruction, notification, certification, consent or any other communication given under this Deed or the Security Documents believed by it to be genuine and correct and purported to be signed or sent by or on behalf of the proper person, whether conveyed by letter, telex, cable or facsimile transmission;

     (c) the Security Trustee may place any instruments, documents or agreements delivered to it pursuant to or in connection with this Deed or any of the Security Documents for the time being in its possession in any safe deposit, safe or similar receptacle selected by the Security Trustee or with any bank, any company whose business includes undertaking the safe custody of documents or any firm of lawyers and the Security Trustee shall not be responsible for any loss, cost, damages, expense or inconvenience thereby incurred; and

     (d) save as otherwise expressly provided in this Deed or in any of the Security Documents and unless directed to the contrary by the Facility Agent, the Security Trustee shall, as regards all Rights vested in it by this Deed or any of the Security Documents or by operation of law, have absolute and uncontrolled discretion as to the exercise or non-exercise thereof and as to the manner and time of any such exercise thereof and shall be in no way responsible for any loss, costs, damages, expenses or inconveniences resulting from the exercise or non-exercise of such Rights.

     3.3  The Security Trustee:

     (a) shall have no duties or responsibilities except those expressly stated in this Deed or (subject to the terms of this Deed) in any of the other Security Documents to which it is a party and, for the avoidance of doubt, the Security Trustee shall not be required or be under any duty to investigate, verify or take any action to independently satisfy itself of any matter;

     (b) shall not be responsible for any loss, cost, damages, expense or inconvenience which may result from any action taken or omitted to be taken by it under or in connection with any Security Document or under any other document or instrument referred to or provided for in any Security Document (in any such case whether taken at its discretion exercised in accordance with this Deed or on any instruction given in accordance with this Deed), except as may arise as a result of its own negligence, wilful misconduct or fraud;

     (c) shall, at the cost of the Obligors, furnish to the Facility Agent, promptly upon request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other documents which are furnished to the Security Trustee by any person under any of the Security Documents;

     (d) shall not be bound to (and it is the intention that it shall not) account to any person for any sum received by it for its own account or the profit element of any such sum;

     (e) shall not by virtue of this Deed or the Security Documents be concerned with the interests of or owe any duty whatsoever to any person other than the Facility Agent;

     (f) shall be entitled, pending appropriation and distribution under this Deed and the Security Documents, to place any sum received, recovered or held by it representing or constituting Distribution Proceeds in an interest bearing suspense account which it may maintain for as long as it thinks fit;

     (g) shall, notwithstanding any other provision of this Deed or any Security Document, not be obliged to become a mortgagee in possession under any Security Document;

     (h) shall not be under any duty, and not be under any liability, to any person for omitting to disclose to any party any confidential information supplied to it or which comes to its knowledge through any of its Affiliates, directors, employees, delegates or agents;

     (i) shall execute each of the Security Documents to which it is expressed to be a party in the form which has been approved by it;

     (j) shall not be under any obligation to insure any of the Collateral or any agreements or documents of title or other evidence in respect of the Collateral and shall not be responsible for any loss which may be suffered as a result of the lack of, or inadequacy of, any such insurance;

     (k) may after the Secured Liabilities become enforceable and without any consent by the Finance Parties release, or concur with the Obligors in releasing, any of the Collateral which legal advisers reasonably satisfactory to the Security Trustee and/or the Facility Agent advise may expose the Security Trustee to any liability (unless the Security Trustee has been indemnified, secured or both to its satisfaction against such liability);

      (l) if it receives any document in a foreign language with a translation into English attached thereto, shall be entitled to assume that such translation is accurate and complete unless and until it receives written notice to the contrary from any party hereto;

     (m) may in acting as trustee in relation to any of the Security Documents or this Deed (instead of acting personally) employ and pay an agent whether being a lawyer or other person to transact or concur in transacting any business and to do or concur in doing all acts required to be done by the Security Trustee including the receipt and payment of money and any security trustee in respect hereof being a lawyer, accountant, banker, broker, valuer, auctioneer or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges properly incurred for business transacted and acts done by him or his firm in connection with any of the Security Documents and also his charges in addition to disbursements for all other work and business done and at all time spent by him or his firm in connection with matters arising in connection with any of the Security Documents including matters which might or should have been attended to in person by a security trustee not being engaged in any profession or business; and

     (n) shall be entitled to invest moneys which in the opinion of the Security Trustee may not be paid out promptly following receipt in the name or under the control of the Security Trustee in any of the investments for the time being authorised by law for the investment by trustees of trust moneys or in any other investments whether similar to the aforesaid or not which may be approved by the Facility Agent or by placing the same on deposit in the name or under the control of the Security Trustee with such bank or financial institution as the Security Trustee may think fit and the Security Trustee may at any time vary or transpose any such investments for or into any others of a like nature and shall not be responsible for any loss due to depreciation in value or otherwise of such investments.

     3.4 The Security Trustee (or any of its directors, officers, agents or employees):

     (a) shall not be precluded by reason of its acting as Security Trustee under this Deed or the Security Documents from underwriting, guaranteeing the subscription of, or subscribing for or otherwise acquiring, holding or dealing with any debentures, shares or securities whatsoever of the Obligors or any of their Affiliates or in which any of them may be interested or from entering into any contract or financial or other transaction with, or from engaging in any other business with, or from accepting or holding the trusteeship of any other trust or agreement constituting or securing any securities issued by or relating to, the Obligors or any of their Affiliates or in which any of them may be interested and shall not be liable to account for, and shall be at liberty to keep for its (or his) own benefit any profit made or payment received by it thereby or in connection therewith;

     (b) may delegate to agents or attorneys-in-fact to carry out any of the rights vested in it by any of the Security Documents and such delegation may be made upon and subject to such terms and conditions (including the power to sub-delegate) and regulations as the Security Trustee may reasonably think fit;

     (c) may call for a certification as to matters of fact within the knowledge of the Obligors or any Finance Party and shall not be liable for acting in relation to this Deed or any Security Document on any such certificate or any other notice, request, instruction, communication or other document purporting to emanate from the Obligors or any Finance Party notwithstanding the fact that the same shall include some error or omission or not be authentic, save for any manifest error except to the extent caused by its negligence or wilful misconduct or the negligence or wilful misconduct of any of its officers, directors, agents or employees and the Security Trustee shall not be bound to call for further evidence nor take steps to verify any such certificate, notice, request, instruction, communication or other document; and

     (d) may, in the execution of all or any of the Rights vested in it by any of the Security Documents, act by responsible officers or a responsible officer for the time being of the Security Trustee.

     4.   NO LIABILITY OF THE SECURITY TRUSTEE

     4.1 None of the Finance Parties is relying on the Security Trustee in respect of, and the Security Trustee (or any of its officers, directors, agents or employees) shall not be responsible to any Finance Party for:

     (a) the financial condition, creditworthiness or affairs of any of the Obligors or any of their Affiliates in connection with the entering into of the transactions contemplated in connection with the Finance Documents and the taking or not taking of any action in connection with this Deed and the Security Documents;

     (b) the title of any of the Obligors or any of their Affiliates to any Collateral;

     (c) the type, adequacy, scope and terms of any insurance maintained or required to be maintained by any of the Obligors in relation to the Collateral or the business or operations of any of the Obligors and the form, scope, substance and adequacy of any report by any insurance consultant or any other person in relation to the insurance relating to the transactions contemplated by the Security Documents;

     (d) any recitals, statements, representations or warranties of any party (other than the Security Trustee) contained in any Finance Document or in any certificate or other document referred to or provided for in, or received by any Finance Party under, any Finance Document;

     (e) the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Finance Document or any other document referred to or provided for in any Finance Document or any Collateral provided under any Security Document; or

     (f) any failure by the Obligors or any of their Affiliates or any other person to perform any of its obligations under any Finance Document.

     4.2 The Security Trustee (or any of its officers, directors, agents or employees) shall not be liable for any failure, omission or defect in perfecting the security constituted pursuant to the Security Documents including, without limitation:

     (a) failure to obtain any licence, consent or other authority for the execution of any of the Finance Documents (other than those required for such execution by the Security Trustee);

     (b) failure to register any of the Finance Documents or the Security Interests created thereby, under the laws of any jurisdiction in accordance with any of the documents of title of any of the Obligors to the Collateral, or to make any related filings or recordings;

     (c) failure to effect, protect or procure registration of or otherwise protect any Security Interest created by or pursuant to the Security Documents under the laws of any relevant jurisdiction; or

     (d) failure by any Obligor or the Security Trustee to perfect its title to all or any part of the Collateral.

     4.3 Nothing in this Deed or any Security Document shall, in any case in which the Security Trustee has failed to show the degree of care and diligence required of it as trustee having regard to the provisions of this Deed, any Finance Document or any applicable law, relieve the Security Trustee from any liability for breach of trust or any liability which by virtue of any rule of law would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under this Deed and the Security Documents.

     4.4 Each Obligor or the Facility Agent will, on request from the Security Trustee, promptly give to the Security Trustee a written certificate in such form as the Security Trustee may require (including pursuant to Clause 3.4(c)) setting out all information available to it requested by the Security Trustee to facilitate the performance by the Security Trustee of its Rights, trusts, powers, authorities, discretions, duties and obligations under this Deed and the Security Documents.

     4.5 Each Obligor shall execute and do all such assurances, acts, deeds and things as the Security Trustee may reasonably require for protecting or perfecting the security over the Collateral and the exercise of all powers, authorities and discretions vested in the Security Trustee or in any Receiver and shall in particular execute all transfers, conveyances, assignments, assurances and registrations of the Collateral, whether to the Security Trustee or its nominees or purchasers or sub-purchasers, and give all notices, orders and discretions which the Security Trustee may think necessary or expedient. For the purposes of this Clause 4.5, a certificate in writing by the Security Trustee to the effect that any assurance or thing required by it is reasonably required shall be conclusive evidence of such fact in the absence of manifest error.

     4.6 Notwithstanding any other provision of this Deed or any other Security Document, the Security Trustee shall not be obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or provide any indemnity to, or in favour of, any Receiver or any person performing a similar function.

     4.7 Each Obligor acknowledges that, in acting under this Deed and the Security Documents, the Security Trustee, save when given a discretion to enable it to protect its own interests rather than those of the Finance Parties, is acting only upon the instructions of the Facility Agent and each provision of this Deed and the Security Documents requiring the Security Trustee to act reasonably shall mean the Security Trustee acting on instructions given by the Facility Agent pursuant to this Deed. The Facility Agent shall, in giving such instructions, act reasonably whenever the Security Trustee is required pursuant to the provisions of any of the Security Documents to so act, and shall not unreasonably withhold or delay in giving its consent to any relevant action or omission when the Security Trustee is prohibited pursuant to any such provision from unreasonably withholding or delaying in giving consent. No Obligor shall make any claim or demand against the Security Trustee in respect of any alleged unreasonableness in the performance of or exercise or failure to perform or exercise any duty or right when it does so on the instructions of the Facility Agent.

     4.8 Nothing in this Clause 4 shall limit any rights of any of the parties under any representations, warranties, covenants or indemnities given by any of the parties to the Security Documents.

     5.   INSTRUCTIONS OF THE FACILITY AGENT

     5.1 The Security Trustee shall in all instances take action in accordance with the prior written instructions of the Facility Agent. No Finance Party other than the Facility Agent shall be entitled to require the Security Trustee to take any action or proceeding under any of the Security Documents, whether to enforce the performance of any covenant or obligation of any Obligor or otherwise.

     5.2 The Security Trustee shall exercise and enforce such Rights under the Security Documents or in respect of all or any part of the Collateral as shall be specified in any Enforcement Notice given in accordance with
Clause 6.4.   All Distribution Moneys arising from any such exercise or
Enforcement Action shall be applied in accordance with Clause 15.

     6.   TRUST PROPERTY AND POWERS OF ENFORCEMENT

     6.1 The Security Interests created by the Security Documents shall be held by the Security Trustee as a continuing security for the payment in full of the Secured Liabilities notwithstanding any settlement of account or any other act, event or matter whatsoever.

     6.2 The Security Interests created by the Security Documents shall not be satisfied by any intermediate payment or satisfaction of any amount hereby or thereby secured and the security so created shall be in addition to and shall not be prejudiced by any other security or guarantee now or hereafter held by the Security Trustee or any other person for all or any part of the Secured Liabilities hereby and thereby secured.

     6.3 Every power and remedy given to the Security Trustee herein shall be in addition to and not a limitation of any other power or remedy vested in the Security Trustee under any of the Security Documents or by statute, rule of law or otherwise and all such powers may be exercised from time to time and as often as the Security Trustee deems expedient.

     6.4 At any time after the Facility Agent delivers to the Security Trustee a copy of any Enforcement Notice confirming that it has been delivered to the Obligors and directs the Security Trustee to take Enforcement Action in respect of an Event of Default, the Security Trustee shall exercise and enforce such Rights under the Security Documents or in respect of all or any part of the Collateral as shall be specified in such notice but subject always to the provisions of this Deed. All Distribution Proceeds arising from any such exercise or Enforcement Action shall be applied in accordance with Clause 15.

     7.   RELIANCE

     7.1 If the Security Trustee is unsure as to the application of any provision of this Deed, any provision of the Security Documents or as to any action to be taken by it under this Deed or the Security Documents, it shall request instructions from the Facility Agent.

     7.2 In the absence of written instructions following a request under Clause 7.1, the Security Trustee may refuse to act until it receives such written instructions from the Facility Agent.

     7.3 Any instructions of the Facility Agent in accordance with this Deed, and any action taken in accordance with such instructions shall be binding on each of the parties to this Deed and the other Finance Parties. The Security Trustee shall be entitled to rely upon any directions or any instructions given or purported to be given by the Facility Agent, notwithstanding any error in transmission or that such directions or instructions prove not to be genuine, and such directions or instructions shall be conclusively deemed to be valid directions or instructions from the Facility Agent to the Security Trustee for the purposes of this Deed provided that the Security Trustee may decline to act on any such directions or instructions where in the opinion of the Security Trustee they are insufficient, incomplete, inconsistent or not received by the Security Trustee in sufficient time to act thereon in accordance therewith and provided further that the Facility Agent shall be responsible for any loss, claim or expense incurred by the Security Trustee for carrying out such directions or instructions.

     7.4 Each instruction given to the Security Trustee under this Deed shall specify the Clause and applicable paragraph or sub-clause thereof under which the instruction is being given.

     7.5  The Security Trustee shall not be under any obligation:

     (a) for any reason to advance its own funds for payment of any cost or expense in order to carry out the instructions of the Facility Agent; or

     (b) otherwise to incur any liability in the performance of any of its duties or in the exercise of any of its rights or powers under this Deed or any other Security Document, if it has grounds for believing that payment of its fees, costs and expenses, or repayment of such funds or adequate indemnity against taking such action or against such risk or liability is not assured to it.

     7.6 The Security Trustee may refrain from taking any action under any of the Security Documents if it determines that such action would be contrary to the terms of any Security Document or any relevant law and may do anything which is, in its absolute discretion, necessary to comply with any relevant law or if it has not been indemnified to its satisfaction.
The Security Trustee shall make such determination as promptly as practicable and upon making such determination shall notify the Facility Agent of any such determination.

     8.   EVENTS OF DEFAULT

     The Security Trustee shall not be deemed to have knowledge or notice of the occurrence of a Potential Event of Default or an Event of Default, and shall be entitled to (and it is its intent that it shall) assume without enquiry that no Potential Event of Default or an Event of Default has occurred and that each of the Obligors is duly performing and observing all the covenants and provisions contained in the Finance Documents to be performed or observed on its part, unless it has received a notice specifying a Potential Event of Default or Event of Default has occurred from an Obligor or from the Facility Agent.

     9.   THE COLLATERAL

     9.1 Except as provided in this Deed, the Security Trustee shall not have any power, right or authority to, and agrees that it will not manage, control, use, sell, dispose of or otherwise deal with all or any part of the Collateral or take any other action (including instituting or pursuing any Legal Proceedings) under any of the Security Documents, except as expressly provided by the terms of this Deed or as expressly provided in instructions by the Facility Agent.

     9.2 The Facility Agent irrevocably authorises and empowers the Security Trustee at its direction to demand, sue and prove for, collect and receive every payment or distribution provided for by any Security Document and give acquittance therefor and to file claims and take such other proceedings, in the Security Trustee's own name, the name of the Facility Agent or otherwise, as the Security Trustee may deem necessary or advisable for the enforcement of the provisions of the Security Documents or otherwise to ensure the payment of debts in accordance with the priorities set out in this Deed.

     9.3 The Facility Agent will execute or procure the execution of and deliver to the Security Trustee such powers of attorney, assignments or other instruments as may be requested by the Security Trustee or as otherwise provided in this Deed in order to enable the Security Trustee or any Receiver to enforce any and all claims upon or with respect to the Collateral or any part thereof and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Collateral or any part thereof.

     10.  RETIREMENT OF SECURITY TRUSTEE

     10.1 Subject to the appointment and acceptance of a successor to the Security Trustee as provided below, the Security Trustee may (i) resign at any time and for any reason by giving not less than three months' notice in writing to the Facility Agent and the Obligors and (ii) be removed at any time with or without cause by the Facility Agent. Upon any such resignation or removal, a successor Security Trustee shall be appointed by the Facility Agent and, unless a Potential Event of Default or Event of Default has occurred, with the consent of the Obligors (which consent shall not be unreasonably withheld or delayed). The Security Trustee shall not be responsible for any cost caused by its resignation.

     10.2 If no successor Security Trustee is so appointed and has accepted such appointment within thirty days after the retiring Security Trustee's notice of resignation or the removal of the Security Trustee, then the Facility Agent may, on behalf of the Finance Parties, appoint a successor Security Trustee and, unless a Potential Event of Default or Event of Default has occurred, with the consent of the Obligors (which consent shall not be unreasonably withheld or delayed). Such successor shall be a trust corporation or commercial bank which is acceptable to the Facility Agent. If the Facility Agent is unable to appoint a successor within 30 days after the expiration of the 30-day period referred to in the preceding sentence, the Security Trustee may apply to any court of competent jurisdiction to appoint a successor Security Trustee to act until such time, if any, as a successor Security Trustee is appointed by the Facility Agent. Until the appointment of a successor Security Trustee, the retiring or removed Security Trustee shall continue to act as Security Trustee.

     10.3 Any successor Security Trustee appointed by such court shall immediately and without further act be superseded by any successor Security Trustee appointed by the Facility Agent.

     10.4 Upon the acceptance of any appointment as Security Trustee by a successor Security Trustee, such successor Security Trustee shall immediately succeed to and become vested with all the Trust Property, the Rights and duties of the retiring Security Trustee, and the retiring Security Trustee shall be discharged from any further duties and obligations under the Security Documents. Upon the written request of such successor Security Trustee and subject to receipt of such indemnity as to costs and expenses incurred as the retiring Security Trustee may reasonably require, such retiring Security Trustee shall execute and deliver an instrument transferring to such successor Security Trustee, subject to the terms of the Security Documents, all the Rights and duties of such retiring Security Trustee, and such retiring Security Trustee shall assign, transfer, deliver and pay over to such successor Security Trustee any funds or other property then held by such retiring Security Trustee under the Security Documents. After any retiring Security Trustee's resignation or removal in accordance with this Clause, the provisions of this Clause 10 shall continue in effect in respect of any actions taken or omitted to be taken by it while it was acting as Security Trustee. No such resignation or removal shall relieve it from any liability under this Deed in respect of actions taken or omitted to be taken by it while acting as Security Trustee.

     11.  APPOINTMENT OF ADDITIONAL SECURITY TRUSTEE

     11.1 If at any time or from time to time:

     (a) it is necessary in order to comply with any provision of the Security Documents or any legal requirements, restrictions or conditions of any jurisdiction in which all or any part of the Collateral is located or for enforcing a judgment already obtained; or

     (b) the Security Trustee considers, on the basis of advice by legal advisers satisfactory to it, that it is necessary or prudent in the interest of the Finance Parties; or

     (c)  the Facility Agent so requests in writing,

the Security Trustee shall on not less than 14 days' notice to the Facility Agent and the Obligors (including copies of any documents received by the Security Trustee pursuant to sub-paragraphs (a), (b) or (c) above) take such action (including, to the extent required, the execution and delivery of other instruments and agreements) as may be necessary or proper to constitute another bank or trust company (or one or more other persons approved by the Facility Agent) either to act as an additional security trustee with respect to all or any of the Trust Property jointly with the Security Trustee, or to act as separate security trustee with respect to any such Trust Property (any such additional trustee or separate security trustee being referred to in this Deed as an "ADDITIONAL SECURITY TRUSTEE"). References herein to the Security Trustee shall be deemed to include a reference to any Additional Security Trustee unless the context otherwise requires. An Additional Security Trustee shall be a reputable trust corporation or commercial bank. Any Additional Security Trustee shall not be appointed if the Facility Agent notifies the Security Trustee prior to the appointment of such person that it objects to such appointment. Such reasonable remuneration as the Security Trustee may pay to any such person, together with any attributable costs, charges and expenses properly incurred by it in performing its function as such Additional Security Trustee shall for the purposes of this Deed and the Security Documents be treated as costs, charges and expenses incurred by the Security Trustee.

     11.2 Subject always to the provisions of the Security Documents, the Additional Security Trustee shall have such powers as may be granted pursuant to this Clause 11, and shall be vested with any property, title or Right of the Security Trustee deemed necessary or advisable by the Security Trustee, provided that:

     (a) all Rights, duties and obligations conferred or imposed upon the Security Trustee shall be conferred or imposed upon and exercised or performed by the Security Trustee and such Additional Security Trustee jointly, except to the extent that under any law of any relevant jurisdiction in which any particular act or acts are to be performed, the Security Trustee shall be incompetent or not qualified to perform such act or acts, in which event such Rights, duties and obligations shall be exercised and performed by such Additional Security Trustee with the consent of the Security Trustee; and

     (b) neither the Security Trustee nor any Additional Security Trustee shall be personally liable by reason of any act or omission of the other under this Deed or any Security Document.

     11.3 If at any time the Security Trustee considers it appropriate or has been requested to do so in writing by the Facility Agent, the Security Trustee shall notify the Facility Agent and the Obligors of its intention to remove the Additional Security Trustee. In the case of a proposed removal considered appropriate by the Security Trustee, if the Facility Agent does not object to such removal within 14 days of the date of such notice, or within 14 days of the date of the request of the Facility Agent, the Security Trustee shall execute and deliver an agreement supplemental to this Deed and all other instruments and agreements necessary or proper to remove any Additional Security Trustee. The Security Trustee shall remove any Additional Security Trustee within 14 days after the written request of the Facility Agent.

     12.  COMPENSATION

     12.1 The Borrower will pay to the Security Trustee for its own account a fee for acting as the Security Trustee under the Security Documents as agreed in writing between the Security Trustee and the Borrower from time to time.

     12.2 Subject to Clause 12.3, if the Security Trustee enforces the security constituted by the Security Documents or is requested to undertake duties which the Security Trustee and the Obligors and the Facility Agent agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Security Trustee under the Security Documents or hereunder the Obligors shall pay to the Security Trustee (on a joint and several basis) such additional remuneration as shall be agreed between them.

     12.3 If any of the parties hereto fail to agree:

     (a) (in a case to which Clause 12.1 applies) upon the amount of the remuneration; or

     (b) (in a case to which Clause 12.2 applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Security Trustee under the Security Documents or hereunder, or upon such additional remuneration, such matters shall be determined by a merchant bank (deemed to be acting as an expert and not as an arbitrator) selected by the Security Trustee and approved by the Obligors and the Facility Agent or, failing such approval, nominated (on the application of the Security Trustee) by the President for the time being of the Law Society of England and Wales in England and Wales (the expenses involved in such nomination and the fees of such merchant bank being payable by the Obligors (on a joint and several basis) or if the Obligors fail to pay such fees and expenses, the Facility Agent shall pay them in accordance with Clause 14.9 and the determination of any such merchant bank shall be final and binding upon the Security Trustee, the Obligors and the Facility Agent. During the continuance of an Event of Default or Potential Event of Default, the Security Trustee and the Facility Agent shall not require the agreement or approval to the Obligors in the circumstances described in this Clause 12 and the agreement of the Facility Agent shall be binding on the Obligors.

     12.4 The remuneration and any additional remuneration payable under this Clause 12 shall be paid exclusive of value added tax and similar tax which shall be added at the rate (if any) applicable and paid by the Obligors (on a joint and several basis) or the Facility Agent, as the case may be.

     13.  COSTS; INDEMNIFICATION OF THE SECURITY TRUSTEE

     13.1 The Obligors shall pay to the Security Trustee (on a joint and several basis) all costs, charges and expenses (including without limitation, travelling expenses and legal fees) of the Security Trustee properly incurred by the Security Trustee in connection with the negotiation, preparation and execution of this Deed, any other Security Document and any other documents relating to any of them, the exercise of the Rights or the execution of the trusts vested in it by or pursuant to any of the Security Documents or in the release of the security constituted by any of the Security Documents (in each case including but not limited to legal fees and stamp duty) and all value added tax and similar tax charged or chargeable in respect of such documents.

     13.2 The Obligors shall jointly and severally indemnify the Security Trustee and keep it indemnified against all liabilities, costs, claims, penalties, taxes (other than taxes imposed on the overall net income of the Security Trustee by the jurisdiction of its incorporation or any of its operations or in any political subdivision of any such jurisdiction by reference to the net income, profits or gains of the Security Trustee world-wide or such of its net income profits or gains which arise in, or relate to, that jurisdiction on overall net income ("INCOME TAX")), proceedings, fines, demands, charges and expenses (including in each case value added tax and any similar tax charged or chargeable in respect of such costs, charges and expenses) (the "INDEMNIFIED LIABILITIES"):

     (a) to which the Security Trustee or any person appointed by it becomes subject by reason of acting as Security Trustee or in the execution of the Rights vested in it by this Deed or the Security Documents; and

     (b) in respect of any matter or thing done or omitted to be done, including in connection with the enforcement of the security constituted by or pursuant to this Deed or the Security Documents except to the extent such liabilities, costs, claims, penalties, or taxes are sustained or incurred as a result of the negligence, wilful misconduct or fraud of the Security Trustee.

     13.3 Notwithstanding anything else contained in this Deed or the Security Documents, if the Security Trustee is required by law to make any deduction or withholding from any distribution or payment made by it under any of the Security Documents or if the Security Trustee is otherwise charged to tax (other than Income Tax) as a consequence of performing its duties under the Security Documents, then the Security Trustee shall be entitled to make such deduction or withholding or (as the case may be) to retain out of sums received by it an amount sufficient to discharge any liability for such deduction, withholding or charge.

     13.4 All sums payable under Clauses 13.1, 13.2 and 13.3 shall be payable within seven days from the date of demand by the Security Trustee.

     13.5 The Security Trustee shall be entitled, but not obliged, from time to time to effect or obtain such insurances and indemnities as it may properly think fit in relation to any liabilities which it may be or become subject as Security Trustee under or in connection with any of the Security Documents and the Obligors shall pay to the Security Trustee on demand (on a joint and several basis) all such proper costs, charges and expenses (including value added tax and any similar tax charged or chargeable in respect thereof) incurred by the Security Trustee in effecting or obtaining, renewing and maintaining any insurances as aforesaid (other than in respect of liabilities of the Security Trustee to any one or more of the Obligors and the Finance Parties under the Security Documents).

     13.6 If an Obligor or Facility Agent fails to pay any amount payable to the Security Trustee on the due date for payment in accordance with this Deed or any Security Document, such sums shall (after as well as before judgment) bear interest at the rate determined by the Security Trustee to be 2% per annum above the base rate of National Westminster Bank plc from time to time.

     13.7 If at any time an Obligor is required to make any deduction or withholding in respect of taxes (excluding tax on the overall net income of the Security Trustee and any taxes or charges contested in good faith) from any payment due to the Security Trustee or any other Finance Party under this Deed or any Security Document the sum due from such Obligor in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Security Trustee and each other Finance Party receives (on the due date for such payment and free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made. The Obligors shall jointly and severally indemnify the Security Trustee and each other Finance Party against any losses or costs incurred by any of them by reason of any failure of an Obligor to make any deduction or withholding or by reason of any increased payment not being made on the due date for such payment. The Obligors shall promptly deliver to the Security Trustee any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any deduction or withholding as aforesaid.

     13.8 If any sum due from an Obligor under this Deed or any order or judgment given or made in relation to this Deed has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable under this Deed or under such order or judgment into another currency (the "SECOND CURRENCY") for the purpose of

     (a)  making or filing a claim or proof against any Obligor;

     (b)  obtaining an order or judgment in any court or other tribunal; or

     (c) enforcing any order or judgment given or made in relation to this Deed,

the Obligors shall jointly and severally indemnify and hold harmless the Security Trustee from and against any loss suffered as a result of any difference between (i) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (ii) the rate or rates of exchange at which the Security Trustee may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof. Any amount due from an Obligor under this clause shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Deed and the term "rate of exchange" includes any premium and costs of exchange payable in connection with the purchase of the first currency with the second currency.

     13.9 If an Obligor fails within 30 days of demand to make any payment which it is obliged to discharge or to indemnify the Security Trustee in accordance with this Deed or any other Security Document, the Facility Agent shall indemnify the Security Trustee against any such failure.

     13.10 If the Security Trustee receives any notice, demand, letter or other document requiring any payment in respect of any claim from which it appears that the Security Trustee may become entitled to indemnification under this Clause 13, the Security Trustee shall promptly give notice in writing to the Facility Agent following receipt of the relevant notice, demand, letter or other document.

     13.11 The Facility Agent shall be entitled to resist the claim in the name of the Security Trustee at its own expense and to control the conduct of any appeal, dispute, compromise or defence of the claim and any incidental negotiations. The Facility Agent shall consult with the Security Trustee in respect of such appeal, dispute, compromise or defence or negotiations. The Security Trustee will give all reasonable cooperation, access and assistance for the purposes of considering and resisting such claim. If the Facility Agent subsequently reasonably believes that it is not liable to indemnify the Security Trustee with respect to such claim, then it shall:

     (a)  notify the Security Trustee to such effect; and

     (b) upon the giving of such notice, cease to take action in the name of the Security Trustee in respect of the relevant claim.

     (c) To the extent that the Security Trustee is not entitled to be indemnified by an Obligor for all of the liability arising out of the act or omission which is the subject of the claim, no action shall be taken by the Finance Party without the consent of the Security Trustee which may increase the amount of any payment which the Security Trustee may be required to make in respect of that part of the claim which is not covered by the indemnity under this Deed.

     (d) The Security Trustee shall be free to pay or settle any claim referred to in Clause 13.10 on such terms as it may think fit (without prejudice, however, to its other obligations under this Deed) if within 14 days of the notice from the Security Trustee under Clause
     13.10 the Facility Agent fails to notify the Security Trustee of its intention to dispute the claim.

     13.12 For the avoidance of doubt, the parties acknowledge that no failure by the Security Trustee to deliver the notice referred to in Clause
13.10 (provided the Security Trustee has acted in accordance with its duty of care under this Deed), and no provision of any of the Security
Documents, shall limit or restrict or be construed as limiting or restricting the rights of the Security Trustee under this Clause 13.

     13.13 The Obligors shall jointly and severally indemnify and hold harmless the Facility Agent against, and pay to it within five Business Days of demand by the Facility Agent, any liabilities, actions, proceedings or demands or costs, losses, claims or expenses which it may suffer or incur pursuant to this Deed (including, but not limited to, any sums paid or payable by the Facility Agent under Clauses 12 and 13).

     13.14 Unless otherwise specifically stated in any discharge of this Deed the provisions of Clauses 12 and 13 shall continue in full force and effect notwithstanding the discharge of this Deed or the resignation or other removal of the Security Trustee.

     14.  DISTRIBUTION OF PROCEEDS

     14.1 Subject to Clause 3.3(f), after the security constituted by the Security Documents shall have become enforceable, the Security Trustee shall appropriate and distribute all Distribution Proceeds (subject to the payment of debts which by law have priority) in the following manner and order (but so that in each case only if and to the extent that appropriations and distributions of a higher priority have been made in full):

     (a) first, in or towards payment of all costs, charges, expenses and liabilities (together with accrued interest thereon as provided in any other Security Document) properly incurred by the Security Trustee or any Receiver, attorney, agent, delegate or other person appointed by the Security Trustee under any of the Security Documents in the exercise or purported exercise of any Rights, powers, authorities or discretions vested in it or him pursuant to any of the Security Documents in respect of any Security Interest created by an Obligor or any Security Document executed by an Obligor;

     (b) second, to the extent Distribution Proceeds remain after the application pursuant to paragraph (a) of this Clause 14.1, in or towards payment of all fees, costs, charges and expenses (together with accrued interest thereon as provided in any Finance Document) properly incurred by any Finance Party in the exercise or purported exercise of any powers, duties, obligations or discretions vested in it or him pursuant to any of the Finance Documents;

     (c) third, to the extent Distribution Proceeds remain after the application pursuant to paragraphs (a) and (b) of this Clause 14.1, in or towards payment pro rata of any interest due to the Lenders in respect of the Secured Liabilities;

     (d) fourth, to the extent Distribution Proceeds remain after the application pursuant to the preceding paragraphs (a), (b) and (c) of this Clause 14.1, in or towards payment pro rata of any principal due to the Lenders in respect of the Secured Liabilities;

     (e) fifth, to the extent Distribution Proceeds remain after the application pursuant to the preceding paragraphs (a), (b), (c) and
     (d), in or towards payment pro rata of all remaining sums or liabilities due or owed to the Finance Parties in respect of the Secured Liabilities; and

     (f) the surplus (if any) after the payment in full of the Secured Liabilities shall be paid to or to the order of the Borrower or to such other person as the Borrower may notify to the Security Trustee, or as otherwise required by any court of competent jurisdiction or the laws of any relevant jurisdiction.

it being understood and agreed that each of the Obligors shall remain jointly and severally liable to the extent of any deficiency between the amount of the Distribution Proceeds and the aggregate amount of the sums referred to in clauses (a), (b), (c), (d) and (e) of this Clause 14.1 with respect to the Secured Liabilities.

     14.2 Clause 14.1 is subject to:

     (a) if, after discharge of the costs, charges, expenses and liabilities (together with accrued interest thereon) referred to in paragraphs (a) and (b) above, the Distribution Proceeds remaining are insufficient to discharge in full any of the aggregate amounts referred to in any of paragraphs (c), (d) or (e) above, as the case may be, such remaining Distribution Proceeds shall be paid to the Facility Agent to be distributed pari passu and rateably to the Lenders in proportion to the respective portions of the Secured Liabilities owing to each Lender;

     (b) as between the Lenders, a Lender shall be deemed to have received from the Security Trustee any amount which the Security Trustee is at any time required by law to deduct or withhold on account of tax from any distribution received by that Lender under this Deed, provided that this shall not prejudice any right which that Lender may have against an Obligor (whether under a grossing-up clause or otherwise) but as between the Lenders, any such indebtedness shall rank after all other sums due and owing in respect of the Secured Liabilities; and

     (c) if any Distribution Proceeds shall be denominated in a currency (the "relevant currency") other than that in which any Secured Liability is expressed to be payable (the "contractual currency") the Security Trustee shall convert the relevant Distribution Proceeds into the contractual currency and apply the same in accordance with the foregoing provisions, but so that no action taken by the Security Trustee pursuant to this paragraph (c) shall in any way prejudice or affect the rights or claims which any Finance Party may have pursuant to the terms of the Finance Documents.

     14.3 All payments required to be made hereunder or under any other Security Document shall be made at such times as the Security Trustee in its absolute discretion determines to be as soon as reasonably practical, having regard to all relevant circumstances.

     14.4 All payments required to be made hereunder or under any other Security Document shall be made to the Facility Agent for the account of the Finance Parties. An acknowledgement of receipt signed by the Facility Agent or, as the case may be, the Obligors or its or their appointee, shall be a good discharge of the Security Trustee.

     14.5 For purposes of applying payments received in accordance with this Clause 14, the Security Trustee shall be entitled to rely upon the Facility Agent for a determination (which the Facility Agent agrees to provide upon request of the Security Trustee) as to the amount, currency and nature of the outstanding Secured Liabilities owed to any Finance Party. The Security Trustee shall be entitled to rely on any such certificate.

     14.6 If and to the extent that any appropriation or distribution shall at any time thereafter transpire to have been invalid or any sum so distributed has to be refunded to any person under any law relating to bankruptcy, insolvency or winding up or otherwise, the relevant distribution shall be deemed never to have been made provided that any benefit obtained by the person to whom the relevant distribution was originally made from the use of the amount so distributed shall so long as it is retained (free from liabilities) by such person, be deducted from any interest which becomes payable in accordance herewith on such amount from the date of such distribution to the date on which it is deemed never to have been made (such resulting amount never however to be a negative amount).

     14.7 Any distribution or payment or transfer required to be made by the Security Trustee under this Deed shall be made subject to any applicable laws and regulations.

     15.  AMENDMENT AND WAIVER

     15.1 No amendment, modification, supplement or waiver of any provision of this Deed, nor consent to any departure by the Obligors herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the Security Trustee with the consent of the Facility Agent and the Obligors and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     15.2 No course of dealing and no delay or failure of the Security Trustee or any other Finance Party in exercising any Right or remedy under this Deed or the other Finance Documents or any other agreements, documents or instruments pursuant to or in connection herewith or therewith shall affect any other or future exercise thereof or the exercise of any other Right or remedy; nor shall any single or partial exercise of any such Right or remedy, or any abandonment or discontinuance of steps to enforce the same, preclude any further exercise thereof or of any other Right or remedy.

     15.3 The Security Trustee may (without prejudice to its rights in respect of any subsequent breach) from time to time and at any time authorise or waive, on such terms and conditions as it may specify, any breach by the Obligors of any of the covenants or provisions contained in any of the Security Documents, provided always that the Security Trustee shall not exercise any powers conferred on it by this Clause unless it has been directed to do so by the Facility Agent. No such direction shall affect any authorisation or waiver previously given or made. Any such waiver or authorisation shall be binding on all of the Finance Parties.

     15.4 Time is of the essence of each of the Facility Agent's and each Obligor's obligations under this Deed but no failure to exercise, nor any delay in exercising, on the part, of the Security Trustee, any right or remedy under this Deed shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies contained in this Deed are cumulative and not exclusive of any rights or remedies provided by law. The Security Trustee may agree to any waiver of any of its rights or remedies under this Deed on such terms as it sees fit.

     16.  SEVERABILITY

     If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any relevant jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Deed under the law of that jurisdiction nor the legality, validity or enforceability of that or any other provision of this Deed under the law of any other relevant jurisdiction shall in any way be affected or impaired thereby unless the effect of the foregoing would be substantially to alter the rights and obligations of the parties original agreement.

     17.  ASSIGNMENT

     17.1 Neither the Security Trustee nor any Obligor may assign or transfer its rights and obligations under this Deed without the prior written consent of the Facility Agent. Such consent shall be deemed given to any assignment made in accordance with Clause 10.

     17.2 This Deed shall bind the parties hereto and each of their respective successors, assignees and transferees and the parties to any novation of the rights and obligations under this Deed.

     18.  NOTICES

     18.1 All notices or other communications shall be in writing addressed to the relevant party. A written notice includes a notice by facsimile transmission. Any such notice shall be deemed to be given as follows:

     (a)  if by personal delivery or letter, when delivered;

     (b)  if by facsimile, when the answerback is received.

However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt shall only be deemed to be given on the next working day in that place.

     18.2 The address and facsimile number of the parties to this Agreement are:

     (a)  For the Security Trustee:

          The Law Debenture Trust Corporation p.l.c.
          Princes House
          95 Gresham Street
          London EC2V 7LY

          Attention:     The Manager, Trust Management
          Facsimile:     44 (0)20 7696 5261/7606 0643

     (b)  For an Obligor

          c/o Chaparral Resources, Inc.
          16945 Northchase Drive, Suite 1440
          Houston, Texas 77060, USA

          Attention:     President
          Facsimile:     (281) 877 0985

     (c)  For the Facility Agent:

          Shell Capital Services Limited
          Shell Centre
          London SE1 7NA

          Attention:     The Financial Controller
          Facsimile:     44 207 934 7058

or such other as each party may notify to the other parties by not less than five Business Days' notice.

     18.3 Each communication and document made or delivered by one party to another pursuant to this Deed shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation.

     19.  GOVERNING LAW

     THIS DEED SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, ENGLISH LAW.

     20.  JURISDICTION

     (A) EACH OF THE OBLIGORS IRREVOCABLY AGREES FOR THE BENEFIT OF THE SECURITY TRUSTEE AND THE FACILITY AGENT THAT THE COURTS OF ENGLAND SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY SUIT, ACTION OR PROCEEDING, AND TO SETTLE ANY DISPUTES, WHICH MAY ARISE OUT OF OR IN CONNECTION WITH THIS DEED AND, FOR SUCH PURPOSES, IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS.

     (B)  WITHOUT PREJUDICE TO ANY OTHER MODE OF SERVICE, THE  BORROWER:

     (I) AGREES THAT THE PROCESS BY WHICH ANY SUIT, ACTION OR PROCEEDING IS BEGUN AND MAY BE SERVED ON IT IS BY DELIVERY IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING IN ENGLAND, TO LAW DEBENTURE TRUST CORPORATE SERVICES LIMITED WHOSE ADDRESS IS AT PRINCES HOUSE, 95 GRESHAM STREET, LONDON EC2V 7LY;

     (II) AGREES THAT THE FAILURE BY A PROCESS AGENT TO NOTIFY THE BORROWER OF THE PROCESS WILL NOT INVALIDATE THE PROCEEDINGS CONCERNED; AND

     (III) CONSENTS TO THE SERVICE OF PROCESS RELATING TO ANY SUCH PROCEEDINGS BY PREPAID POSTING OF A COPY OF THE PROCESS TO ITS ADDRESS FOR THE TIME BEING APPLYING UNDER CLAUSE 18.2.

     (C) EACH OF THE OBLIGORS WAIVES ANY OBJECTION TO THE ENGLISH COURTS ON GROUNDS OF INCONVENIENT FORUM OR OTHERWISE AS REGARDS PROCEEDINGS IN CONNECTION WITH THIS DEED AND AGREES THAT A JUDGMENT OR ORDER OF AN ENGLISH COURT IN CONNECTION WITH THIS DEED IS CONCLUSIVE AND BINDING ON IT AND
MAY BE  ENFORCED AGAINST IT IN THE COURTS OF ANY OTHER JURISDICTION.

     (D) THE SUBMISSION TO THE JURISDICTION OF THE COURTS AND ENTITIES REFERRED TO IN THIS CLAUSE 20 SHALL NOT (AND SHALL NOT BE CONSTRUED SO AS
TO) LIMIT THE RIGHTS OF THE SECURITY TRUSTEE OR THE FACILITY AGENT OR EITHER OF THEM TO TAKE SUITS, ACTIONS OR PROCEEDINGS AGAINST AN OBLIGOR IN ANY OTHER COURT OR ENTITY OF COMPETENT JURISDICTION WHERE SUCH OBLIGOR HAS ASSETS NOR SHALL THE TAKING OF SUITS, ACTIONS OR PROCEEDINGS IN ANY ONE OR MORE JURISDICTION PRECLUDE THE TAKING OF PROCEEDINGS IN ANY OTHER JURISDICTION, WHETHER CONCURRENTLY OR NOT.

     (E) TO THE EXTENT THAT AN OBLIGOR MAY IN ANY JURISDICTION CLAIM FOR ITSELF OR ITS ASSETS OR REVENUES IMMUNITY FROM SUIT, EXECUTION, ATTACHMENT (WHETHER IN AID OF EXECUTION, BEFORE JUDGMENT OR OTHERWISE) OR OTHER LEGAL PROCESS, AND TO THE EXTENT THAT IN ANY SUCH JURISDICTION THERE MAY BE ATTRIBUTED TO ITSELF OR ITS ASSETS OR REVENUES SUCH IMMUNITY (WHETHER OR NOT CLAIMED), THE BORROWER AGREES NOT TO CLAIM AND IRREVOCABLY WAIVES SUCH IMMUNITY TO THE FULL EXTENT PERMITTED BY THE LAWS OF SUCH JURISDICTION.

     (F) EACH OF THE OBLIGORS HEREBY CONSENTS GENERALLY IN RESPECT OF ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS DEED TO THE GIVING OF ANY RELIEF OR THE ISSUE OF ANY PROCESS IN CONNECTION WITH SUCH SUIT, ACTION OR PROCEEDING, INCLUDING THE MAKING, ENFORCEMENT OR EXECUTION AGAINST ANY PROPERTY WHATSOEVER (IRRESPECTIVE OF ITS USE OR INTENDED USE) OF ANY JUDGMENT WHICH MAY BE MADE OR GIVEN IN SUCH SUIT, ACTION OR PROCEEDING.

     21.  POWER OF ATTORNEY

     21.1 Each of the Obligors by way of security irrevocably appoints the Security Trustee and every Receiver of the Trust Property, each with full power of substitution and each with full power to act alone, to be its attorney and in its name and on its behalf to execute and as its act and deed or otherwise to do all such assurances, acts or things which an Obligor ought to do under the covenants and provisions contained in the Security Documents, and generally in its name and on its behalf to exercise all or any of the powers, authorities and discretions conferred by or pursuant to the Security Documents on the Security Trustee or any Receiver and (without prejudice to the generality of the foregoing):

     (a) to execute, seal and deliver and otherwise perfect any deed, assignment, transfer, assurance, agreement, instrument or act which may, in the opinion of such attorney, be required or deemed necessary for the purposes of giving effect to the Security Documents and for the purpose of the exercise of any of the powers conferred on such attorney pursuant to this Deed; and

     (b) on and after the Security Trustee becoming bound to enforce the security constituted by the Security Documents in accordance with Clause 6 hereof, to ask, require, demand, receive, compound, give acquittance for, settle and compromise any and all moneys and claims for moneys due and become due under or arising out of the Security Documents, to endorse any cheques or other instruments or order in connection therewith, to file any claim, to take any action or institute any proceedings which the Security Trustee may deem to be necessary or advisable and to execute any documents and do anything necessary or desirable under this Deed or any other Security Document and with full power to delegate any of the rights and powers hereby conferred upon it, provided that the appointment hereby made shall cease to have any force or effect when the provisions for release under Clause 2.4 have been satisfied.

     21.2 Each of the Obligors hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney as is mentioned in Clause
21.1 shall do or purport to do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to therein.

     22.  COUNTERPARTS

     This Deed may be executed in any number of counterparts and by different parties on separate counterparts which when taken together shall constitute one instrument.




     IN WITNESS WHEREOF the parties hereto have executed and delivered this Security Trust Deed as a deed on the date first above written.

     THE OBLIGORS

     SIGNED AS A DEED
     and DELIVERED
     on behalf of CHAPARRAL RESOURCES, INC.

by:  /S/ JAMES A. JEFFS
   -----------------------------
     Name: James A. Jeffs
     Title: Co-Chairman

     In the presence of:

     /S/ MARK S. CROFT
   -----------------------------
     Witness
     Name:  Mark S. Croft



     SIGNED AS A DEED
     and DELIVERED
     on behalf of CENTRAL ASIAN PETROLEUM
     (GUERNSEY) LIMITED

by:  /S/ JAMES A. JEFFS
   -----------------------------
     Name: James A. Jeffs
     Title: Director

     In the presence of:

     /S/ MARK S. CROFT
   -----------------------------
     Witness
     Name:  Mark S. Croft




     SIGNED AS A DEED
     and DELIVERED
     on behalf of  CLOSED TYPE JSC KARAKADUKMUNAY

by:  /S/ NIKOLAI D. KLINCHEV
   -----------------------------
     Name:  Nikolai D. Klinchev
     Title: General Director

by:  /S/ RICHARD J. MOORE
   -----------------------------
     Name:  Richard J. Moore
     Title: Finance Director



     SIGNED AS A DEED
     and DELIVERED
     on behalf of CENTRAL ASIAN PETROLEUM, INC.

by:  /S/ JAMES A. JEFFS
   -----------------------------
     Name: James A. Jeffs
     Title: Chairman

     In the presence of:

     /S/ MARK S. CROFT
   -----------------------------
     Witness
     Name:  Mark S. Croft




     THE FACILITY AGENT
     SIGNED AS A DEED
     and DELIVERED
     on behalf of
     SHELL CAPITAL SERVICES LIMITED

by:  /S/ MARK L.G. TURNER
   -----------------------------
     Name:  Mark L.G. Turner
     Title:

     In the presence of:

     /S/ C. POYER
   -----------------------------
     Witness
     Name:  C. Poyer



     THE SECURITY TRUSTEE
     The COMMON SEAL of
     THE LAW DEBENTURE TRUST
     CORPORATION p.l.c

     was hereunto affixed in the presence of:

     /S/ JULIAN MASON-JEBB
   -----------------------------
     Name:  Julian Mason-Jebb
     Title:    Director

     /S/ CLIVE RAKESTROW
   -----------------------------
     Name:  Clive Rakestrow
     Title:    Authorised Signatory





                             TABLE OF CONTENTS

                                                                       Page

1.   Interpretation . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.   Declaration of Trust . . . . . . . . . . . . . . . . . . . . . .   4

3.   Appointment, Rights and Duties of the Security Trustee . . . . .   5

4.   No Liability of the Security Trustee . . . . . . . . . . . . . .   8

5.   Instructions of the Facility Agent . . . . . . . . . . . . . . .  10

6.   Trust Property and Powers of Enforcement . . . . . . . . . . . .  10

7.   Reliance . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

8.   Events of Default. . . . . . . . . . . . . . . . . . . . . . . .  12

9.   The Collateral . . . . . . . . . . . . . . . . . . . . . . . . .  12

10.  Retirement of Security Trustee . . . . . . . . . . . . . . . . .  12

11.  Appointment of Additional Security Trustee . . . . . . . . . . .  13

12.  Compensation . . . . . . . . . . . . . . . . . . . . . . . . . .  14

13.  Costs; Indemnification of the Security Trustee . . . . . . . . .  15

14.  Distribution of Proceeds . . . . . . . . . . . . . . . . . . . .  18

15.  Amendment and Waiver . . . . . . . . . . . . . . . . . . . . . .  20

16.  Severability . . . . . . . . . . . . . . . . . . . . . . . . . .  21

17.  Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

18.  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

19.  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . .  22

20.  Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . .  23

21.  Power of Attorney. . . . . . . . . . . . . . . . . . . . . . . .  24

22.  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . .  25